UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

iVillage Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25469	13-3845162
(State or other	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of incorporation)

500-512 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 600-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
                                Standard; Transfer of Listing.

On May 15, 2006, iVillage Acquisition Corp., a wholly-owned subsidiary of NBC Universal, Inc., merged with and into iVillage Inc., or iVillage, with iVillage surviving the merger and becoming a wholly-owned subsidiary of NBC Universal, Inc, or the Merger. In connection with the Merger, iVillage requested the delisting of iVillage’s common stock from the Nasdaq National Market, effective as of the close of business on May 15, 2006.

Item 5.01.              Changes in Control of Registrant.

On May 15, 2006, the Merger was completed pursuant to an Agreement and Plan of Merger, dated as of March 3, 2006, by and among Parent, iVillage Acquisition Corp. and iVillage, or the Merger Agreement. As a result of the Merger, iVillage became a wholly-owned subsidiary of NBC Universal, Inc. At the effective time and as a result of the Merger, each share of iVillage common stock issued and outstanding immediately prior to the effective time of the Merger automatically converted into the right to receive $8.50 cash, without interest (excluding shares owned by iVillage (including treasury shares), by NBC Universal, Inc. or by iVillage Acquisition Corp.). All of the options to purchase iVillage common stock that were outstanding and unexercised immediately prior to the effective time of the Merger became fully vested as of the effective time of the Merger and were cancelled in consideration for a cash payment equal to the product of (i) the excess, if any, of $8.50 over the applicable option exercise price and (ii) the number of shares of Company common stock subject to such option.

Item 5.02.              Departure of Directors.

The information included in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

As a condition to closing the Merger under the Merger Agreement, all of the members of iVillage’s Board of Directors resigned from their positions as directors as of May 15, 2006.

Item 8.                                                         Other Events.

On May 15, 2006, iVillage issued a press release announcing that NBC Universal, Inc. had completed its acquisition of iVillage pursuant to the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits

2.1*     Agreement and Plan of Merger, dated as of March 3, 2006, by and among NBC Universal, Inc., iVillage Acquisition Corp. and iVillage, Inc.

99.1      Press Release issued May 15, 2006 by iVillage Inc.

*     Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on March 6, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVILLAGE INC.
(Registrant)

Date: May 15, 2006	By:	/s/ Steven A. Elkes
Steven A. Elkes
Chief Financial Officer,
Executive Vice President, Operations and

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 3, 2006, by and among NBC Universal, Inc., iVillage Acquisition Corp. and iVillage, Inc.

99.1	Press Release issued May 15, 2006 by iVillage Inc.

*                    Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on March 6, 2006.